UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.01 Notification of Failure to Satisfy a Continued Listing Rule or Standard

On August 1, 2017, Aethlon Medical, Inc. (the “Company”) received written notification from the Listing Qualifications Staff of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s continued non-compliance with the minimum $35,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Rule”), the Staff had determined to delist the Company’s securities from Nasdaq (the “Staff Determination”) unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company intends to timely request a hearing before the Panel, which request will stay any suspension or delisting action by Nasdaq at least until the hearing process concludes and any extension granted by the Panel expires. At the hearing, the Company will present its plan to evidence compliance with the Rule, or in the alternative with Rule 5550(b)(1), the stockholders’ equity requirement, and request an extension of time within which to do so.

As previously disclosed by the Company, on February 1, 2017, Nasdaq notified the Company that it did not evidence compliance with the Rule over the previous 30 consecutive business day period. In accordance with the Nasdaq Listing Rules, the Company was provided with a 180 calendar day period, through July 31, 2017, to regain compliance with the Rule by evidencing an MVLS of at least $35,000,000 for a minimum of 10 consecutive business days. The Company did not evidence compliance with the Rule by July 31, 2017, which resulted in the issuance of the Staff Determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James B. Frakes
James B. Frakes
Dated: August 7, 2017	Chief Financial Officer